1 November 2026 A Global Innovator Expanding And Reinventing Protein Degrader Therapeutics

This presentation contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the United States Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding the current plans, expectations and strategies of Gyre Therapeutics, Inc. and its subsidiaries (“Gyre”), which statements are subject to substantial risks and uncertainties and are based on management’s estimates and assumptions. All statements, other than statements of historical facts included in this presentation, are forward-looking statements, including Gyre’s ability to leverage China operations for discovery, validation and development of therapeutics, clinical development plans, anticipated timelines and milestones of Gyre’s degrader antibody-conjugate platform, CG923308, CG620953, CG009301, CG001419, F351 and ETUARYTM, including the geographic location and timing of anticipated regulatory submissions and approvals, and the potential therapeutic benefits, efficacy, safety and differentiation of such product candidates, and market size and commercial opportunity estimates, Gyre’s plans, objectives, goals, strategies, future events, or intentions relating to Gyre’s products and markets, the safety, efficacy and clinical benefits of Gyre’s product candidates, the anticipated timing and design of any planned and ongoing preclinical studies and clinical trials, Gyre’s research and development efforts, plans and objectives of management for future operations and future results of anticipated product development efforts, potential addressable market size and Gyre’s liquidity and capital resources and business trends. In some cases, you can identify forward-looking statements by terms such as “believe,” “can,” “could,” “anticipate”, “design,” “estimate,” “expect,” “forecast,” “intend,” “may,” “might,” “plan,” “target”, “seek”, “goal”, “assume”, “milestones”, “potential,” “predict,” “objective,” “should,” “strategy,” “will,” “would,” “forthcoming,” or the negative of these terms, and similar expressions that are predictions of or indicate future events and future trends. These forward-looking statements may include express or implied statements relating to: the estimated future financial performance and financial position of Gyre; the therapeutic potential and utility, efficacy and clinical benefits of the product candidates of Gyre; the risk/benefit profile of Gyre’s product candidates; expectations regarding Gyre’s research and development efforts, including geographic location and timing of initiation of clinical trials for Gyre’s product candidates; Gyre’s expectations regarding the advancement of product candidates into IND-enabling studies; and Gyre’s expectations, hopes, beliefs, intentions and strategies; and other statements that are not historical fact. These statements involve known and unknown risks, uncertainties and other factors that could cause Gyre’s actual results to differ materially from the forward-looking statements expressed or implied in this presentation, in addition to those risks and uncertainties, such as the uncertainties inherent in the clinical drug development process, the regulatory approval process, the timing of any regulatory filings, the potential for substantial delays, the risk that earlier study results may not be predictive of future study results, manufacturing risks, competition from other therapies or products and the impacts of current macroeconomic and geopolitical risks. A discussion of these and other factors, is set forth in Gyre’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the Securities and Exchange Commission (the “SEC”) on March 13, 2026 and elsewhere in such other filings and in Gyre’s periodic reports and subsequent disclosure documents filed with the SEC. Gyre cannot assure you that it will realize the results, benefits or developments that it expects or anticipates or, even if substantially realized, that they will result in the consequences or affect Gyre or its business in the way expected. Forward-looking statements are not historical facts and reflect management’s current views with respect to future events. Given the significant uncertainties, you should evaluate all forward-looking statements in the context of these risks and uncertainties and not place undue reliance on these forward-looking statements as predictions of future events. All forward-looking statements in this presentation apply only as of the date made and are expressly qualified in their entirety by the cautionary statements included in this presentation. Gyre has no intention to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances, except as required by law. Certain information contained in this presentation and statements made orally during this presentation relate to or is based on studies, publications, surveys and other data obtained from third-party sources and Gyre’s own internal estimates and research. While Gyre believes these third-party studies, publications, surveys and other data to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent sources have evaluated the reasonableness or accuracy of Gyre’s internal estimates or research, and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates and research. This presentation contains trademarks, trade names and service marks of other companies which are the property of their respective owners. This presentation concerns a discussion of investigational drugs that are under preclinical and/or clinical investigation, and which have not yet been approved for marketing by the U.S. Food and Drug Administration. They are currently limited by Federal law to investigational use, and no representations are made as to their safety or effectiveness for the purposes for which they are being investigated. Forward-looking Statements

*TPDs = targeted protein degraders; DACs = degrader antibody conjugates Gyre Is A Global Development Engine Fueled by its China Discovery and Commercialization Platform Value Drivers Key Features Details A Commercial Foundation and Integrated U.S. – China R&D Engine Support Capital-Efficient Advancement of a Diversified Pipeline Growth Opportunities Established Innovation Engine Global Infrastructure Commercial Footprint Diversified R&D programs spanning across multiple indications Both early- and late-stage pipeline assets provide near- and long-term catalysts Supports next-generation TPD and DAC platform development Fully-integrated R&D capabilities Leveraging cost-efficient China operations for accelerated discovery, preclinical validation, and early clinical-stage development ETUARYTM has been the market-leading pirfenidone brand in China for treatment of idiopathic pulmonary fibrosis (IPF) F351 adds a near-term revenue growth catalyst for the China commercial portfolio Degrader platform for the development of TPDs & DACs Dual degraders for oncology/I&I DACs in pre-IND studies ETUARYTM FY26 Total Revenue Guidance $100.5M-$111M F351 potential launch in 1H27 San Diego: Headquarters Shanghai: Discovery Beijing: Manufacturing & Sales

Gyre’s Flexible, Capital-Efficient Global Development Strategy China Revenue Builds & De-Risks the Early Pipeline U.S. Capital Advances Priority Assets Globally Cash-flow Generation: Established commercial operations in China to help offset cash burn. Reinvestment to R&D Engine: China-generated cash funds preclinical development quickly, at scale, and cost-efficiently, leveraging Gyre’s already-established China infrastructure. Translational De-risking: Conduct broader preclinical and translational studies to select strongest candidates and build IND-enabling packages. Focused Capital Allocation: U.S.-raised capital invests into the highest-priority U.S. and global clinical programs. Flexible Clinical Routing: Initiate studies in the U.S., China or both based on the most efficient development path. Pivotal Development and Launch: Advance selected assets through U.S. and global clinical studies, pivotal trials, regulatory approvals and launch.

Global Development Programs and Upcoming Catalysts

Program and Description	Indication	Pre-IND Studies	Phase 1	Phase 2	Phase 3	NDA Submitted	Catalyst
DAC Platform / Next-Gen Degrader Technologies	Oncology / Inflammatory Disease Discovery Platform	Discovery & lead selection in China					Lead DAC selection ongoing / IND-enabling advancement
CDK2 / Cyclin E Degrader CG923308	CDK4/6i-resistant Breast Cancer and Other Solid Tumors	IND-enabling development in China; Phase 1 in U.S. and/or China					Anticipate IND-application submission in U.S. and/or China and Phase 1 initiation around mid-2027
TYK2 / JAK1 Degrader CG620953	Systemic Lupus Erythematosus (SLE) & Rheumatoid Arthritis (RA)	IND-enabling development in China; Phase 1 in U.S. and/or China					Anticipate IND-application submission in U.S. and/or China and Phase 1 initiation around mid-2027
GSPT1 Degrader CG009301	R/R AML, HR-MDS, R/R ALL; Solid Tumor Cancers		Phase 1 dose escalation ongoing in China				Phase 1 dose-escalation data in patients with high-risk hematologic malignancies in 2H27
TRK Degrader CG001419	Cancer-induced Bone Pain (CIBP)		Phase 1 in healthy volunteers completed in Australia; Phase 2 in China				Planning Phase 2 initiation in China 1H27
Hydronidone F351	Chronic Hepatitis B (CHB)-induced Liver Fibrosis						Decision expected from NMPA by YE26/1Q27 & potential launch in 1H27

Cancer | Inflammation / Fibrosis | Degrader | DAC

China R&D incubator provides new promising clinical assets for global development in cancer, immunology & inflammatory (I&I) diseases, and pain

Gyre THERAPEUTICS
5

Targeted Protein Degraders (TPDs)

A Modular Degrader Platform: From Discovery to Clinic

Ubiquitin Proteasome System (UPS) – Our Engine for Targeted Protein Degradation



E3 ligase
Degrader
Lys
Disease causing protein
RING
E2
Ub
Ub
Ub
Ub
Ub
E3 ligase
Lys
Disease causing protein
Disease-causing protein
Ubiquitin Chain
Proteasome
Degraded protein
Targeted protein degrader molecule (drug)
Degrader brings E3 ligase and disease-causing protein together
Ubiquitylation (tagging) Disease Protein for degradation
Disease-causing protein is degraded by the proteasome
Degrader recycles to find next disease protein

Gyre's Proprietary Targeted Protein Degraders' Enables:

- **Drugging 'undruggable' disease-causing proteins**
- **Catalytic high potency**
- **High target selectivity**
- **Overcome drug resistance**
- **Sustained target depletion**

Our expertise also translates well into implementing TPD technology in combination with Antibody-drug conjugates (ADCs) to make next-gen ADCs, called Degrader Antibody Conjugates (DACs).



One Platform. Multiple Degraders. Built for Broad Impact Across Oncology and Immunology.

Gyre THERAPEUTICS
7

CDK2 / Cyclin E | TYK2 / JAK1 | TRK | GSPT1 | DAC | Fibrosis

CDK2-Cyclin E Dual Degrader: Novel Strategy for Multiple Solid Cancer Types

Cyclin E Is Functionally Amplified or Overexpressed Across Multiple Cancer Types

CCNE1 Amplification Prevalence (%)


Pan-tumor
Ovary
Uterus/endometrial
Gallbladder
GE
Urinary
Bladder
Unknown Primary
Gi-neuro
Small Cell
Breast
N = 486,340 [1]
0%
5%
10%
15%

:[1] Lee et al (2026) Clin Cancer Res. PMID:41870274

Diverse CDK4/6i or Endocrine Therapy Resistance Converge on Activation of CDK2/Cyclin E


[1, 4, 5, 6]
Cyclin E overexpression
[2,4]
CCNE amplification
[2,5]
Rb loss
[3]
PTEN loss
[2]
[7]
PI3K upregulation
[4]
MYC overexpression
[8]
Erα alterations
ET Resistance
CDK2/ cyclin E
CDK4/6i Resistance
CDK2-Cyclin E Dual Degrader

[1] Turner NC (2019) J Clin Oncol. PMID: 30807234; [2] Herrera-Abreu MT (2016) Cancer Res. PMID: 27020857; [3] Costa C (2020) Cancer Discov. PMID: 31594766
[4] Freeman-Cook (2021) Cancer Cell. PMID: 34520734; [5] Wander SA (2020) Cancer Discov. PMID: 32404308; [6] Al-Qasem AJ(2022) NPJ Precis Oncol. 2022 PMID: 36153348
[7] Josefine B (2012) Breast Cancer Res Treat. PMID: 23242584; [8] Caldon CE (2012) Mol. Cancer Ther. PMID: 22564725

Market Opportunity & Unmet Medical Need

- Verzenio, Kisqali, and Ibrance
- ~$14.6B Total Global Revenues in 2025 [9]
- Projected total global revenues between $25.8B - $35.7B by early 2030s[9]
- ~50% of patients develop resistance to CDK4/6 inhibitors within 2 years of starting therapy

[9] Strategic Market Research, July 2026

Gyre THERAPEUTICS

8

CDK2 / Cyclin E | TYK2 / JAK1 | TRK | GSPT1 | DAC | Fibrosis

CG923308 Demonstrates Anti-Cancer Efficacy in Resistant Preclinical Models

A. Ovarian Cancer CDX


Vehicle, n=8
CG923308, 10 mpk/po/qd
CG923308, 25 mpk/po/qd
CG923308, 50 mpk/po/qd
INCB123667, 30 mpk/po/qd
Tumor Volume (mm^3)
Days after treatment initiation

C. Gastric Cancer CDX


Vehicle, n=8
CG923308, 5 mpk/po/qd
CG923308, 10 mpk/po/qd
INCB123667, 30 mpk/po/bid
Tumor Growth (%)
Days after treatment initiation

E. CDK4/6i-resistant breast cancer CDX


Vehicle, n=6
CG923308, 30 mpk/po/qd
CG923308+Palbo, 30 mpk+50 mpk/po/qd
Tumor volume (mm^3)
Days after the start of treatment

B. Chemo-resistant TNBC PDX


Vehicle, n=4
Degrader, 30 mpk/po/qd
INCB123667, 30 mpk/po/qd
Tumor Volume (mm^3)
Days after treatment initiation

D. TNBC CDX


Vehicle, n=5
CG923308, 5 mpk/po/qd
CG923308, 10 mpk/po/qd
CG923308, 20 mpk/po/qd
INCB123667, 30 mpk/po/qd
Tumor Volume (mm^3)
Days after treatment initiation

F. CDK4/6i-resistant breast cancer PDX


Vehicle, n=5
10 mpk CG923308+50 mpk Palbo, po/qd
30 mpk CG923308+50 mpk Palbo, po/qd
Tumor volume (mm^3)
Days after the start of treatment

CG923308 produces meaningful anti-cancer efficacy in multiple solid tumor preclinical mouse models, including CDK4/6i-resistant models

INCB123667: A phase 2/3 CDK2 inhibitor by Incyte; **Palbo**: Palbociclib (Ibrance), CDK4/6 inhibitor developed by Pfizer; **TQB3616**: CDK2/4/6 inhibitor developed by Chia Tai Tianqing; **TNBC**: triple-negative breast cancer

Gyre THERAPEUTICS

9

CDK2 / Cyclin E | TYK2 / JAK1 | TRK | GSPT1 | DAC | Fibrosis

TYK2-JAK1 Dual Degrader: Next-Generation Therapy for Autoimmune Diseases

Cytokine signaling mediated by TYK2 and JAK1


IL-12
Drives Th1 differentiation and activation
IL-23
Drives Th17 differentiation and maintenance
Type I IFNs
Antiviral response and inflammation
TYK2
JAK2
TYK2
TYK2
JAK1
TYK2
+
JAK1
(Heterodimer)
STAT Activation
Pro-inflammatory Gene Expression
Chronic Inflammation and Autoimmune Diseases

Sweet Spot of TYK2/JAK1 Dual Targeting


High
Broad / key disease-driving cytokines
Efficacy
Low
Limited relevance to core IMID pathways
TYK2 & JAK1
JAK 1
JAK 3
TYK 2
JAK 2
✓ Broad disease coverage
✓ Synergistic activity via dual degradation enhances efficacy
✓ Sparing JAK2 and JAK3 leads to a favorable safety profile
High Risk
(severe immunosuppression, hematologic, infection, others)
Safety
Low Risk
(more favorable safety profile)

Significant Unmet Need and Market Opportunity Across Autoimmune Diseases

- **125MM+** Patients Worldwide[1] — Psoriasis
- **18MM** Patients Worldwide[2] — Rheumatoid Arthritis
- **204K+** Patients U.S.[3] — Systemic Lupus Erythematosus
- Other Inflammatory and Autoimmune Indications

Notes:
1. https://www.psoriasis.org/psoriasis-statistics/
2. https://www.who.int/news-room/fact-sheets/detail/rheumatoid-arthritis;
3. https://www.niams.nih.gov/health-topics/lupus/basics/symptoms-causes;

Gyre THERAPEUTICS

10

CDK2 / Cyclin E | TYK2 / JAK1 | TRK | GSPT1 | DAC | Fibrosis

CG620953 Demonstrates Efficacy in Lupus and RA Preclinical Models

Lupus

Survival rate



Percent of survival
100
80
60
0
20
40
60
80
100
Days since dosing
Control-vehicle
CG620953 (60 mpk, qd, po)
CG620953 (10 mpk, qd, po)
CG620953 (30 mpk, qd, po)
Deucravacitinib (10 mpk, qd, po)
Disease model

Doral skin lesion score



*P≤0.05, **P≤0.01,
****P≤0.0001 vs Model group
Nose lesion score
0
1
2
3
4
5
*
***
****
*
Control
Disease model
10 mpk
30 mpk
60 mpk
Sotyktu (10 mpk, qd, po)
CG620953 (qd, po)

Kidney injury histopathology



Kidney histopathological Score
0
5
10
15
20
**
**
*
Control
Vehicle
Disease model
10 mpk
30 mpk
60 mpk
Sotyktu (10 mpk, qd, po)
CG620953 (qd, po)

RA

Joint inflammation & cartilage destruction



Joint thickness (mm)
7
8
9
10
11
12
0
5
10
Days since dosing
Disease model
Tofacitinib (10 mpk, qd, po)
CG620953 (30 mpk, qd, po)
Control

Hind paw edema



Plantar thickness (mm)
4.0
4.5
5.0
5.5
0
5
10
Days since dosing
Disease model
Tofacitinib (10 mpk, qd, po)
CG620953 (30 mpk, qd, po)
Control

TYK2/JAK1 degradation & JAK2/3 sparing



protein % change from baseline
0
-20
-40
-60
-80
-100
-25
-71
-91
-4
-21
-71
0
-6
-8
-2
-5
-19
0.1nM
1nM
10nM
TYK2
JAK1
JAK2
JAK3

CG620953 exhibit enhanced efficacy signals in preclinical models

Gyre THERAPEUTICS

11

CDK2 / Cyclin E | TYK2 / JAK1 | TRK | GSPT1 | DAC | Fibrosis

Pan-TRK Degrader: Potential First-in-Class, Non-Opioid Therapeutic Degrader for Cancer-Induced Bone Pain

Nerve growth factor (NGF) stimulates the TRKA signaling pathway to transmit pain to the central nervous system



Injury / Inflammation

→ NGF →


TrkA
TrkA
1
1
LRR
NGF
Ig-C2
382
382
410
410

NGF-TRKA complex

→


TrkA

Dorsal root ganglion (DRG)

→



Brain

Cancer-Induced Bone Pain U.S. Market Opportunity

280K – 330K	Significant Unmet Need	193-225 Days
New cases of malignant bone metastasis in the U.S. annually [1,2]	70-90% develop symptomatic pain with limited current treatment options [3]	Average treatment duration for cancer-induced bone pain [4,5]

Our Differentiated Approach

CG001419 Oral Pan-TRK Degrader

Mechanism
- Degrades TrkA & TrkB proteins to achieve high potency.
- Non-brain-penetrance to avoid CNS side effects.

Early Validation
- Phase 1a target engagement in high single-digit / low double-digit nanomolar ranges.
- Well-tolerated up to highest dose tested.[6]

Speed Advantage
U.S.-China clinical development enables parallel execution and faster timelines.

1. https://pubmed.ncbi.nlm.nih.gov/22570568; 2. https://pubmed.ncbi.nlm.nih.gov/26229504; 3. https://pubmed.ncbi.nlm.nih.gov/23344095; 4.https://pubmed.ncbi.nlm.nih.gov/25919474; 5. https://pubmed.ncbi.nlm.nih.gov/37343145; 6. Company data; CG001419-101 (NCT06636500).

Gyre THERAPEUTICS
12

CDK2 / Cyclin E | TYK2 / JAK1 | TRK | GSPT1 | DAC | Fibrosis

CG001419 Phase 1 Results: PD Target Engagement and Safety

Multiple Ascending Dose (MAD) PK – Day 7



Low Dose 1 (n=6)
Dose 2 (n=6)
Dose 3 (n=6)
High Dose 4 (n=6)
100
50
0
Concentration (ng/ mL)
0
4
8
12
16
20
24
Nominal Time (Hours)

Pharmacodynamics: Potential Target Engagement

Surrogate PD Assay Demonstrated Degradation Potency in the Low-nM Range.



Reporter Cell Line
GFP
TRKA
Patient Plasma

DC50 = 2.1 ng/mL
DC90 = 16 ng/mL

Safety / Tolerability from Phase 1

Pharmacodynamics: potential target engagement demonstrated

- Plasma-to-reporter cell assay showed **TRKA degradation**, supporting potential target engagement
- Potent surrogate PD activity observed: **DC50 = 2.1 ng/mL; DC90 = 16 ng/mL**

Favorable safety / tolerability profile

- Single and multiple oral doses were well tolerated up to the highest tested dose levels
- Most TEAEs were **mild or moderate; no Grade 4 TEAEs** reported
- Common TEAEs were largely general / administration-site events, likely related to blood collection procedures

Predictable exposure profile supports continued development

- Single-dose CG001419 exposure increased **dose-proportionally**
- Fed condition increased systemic exposure; 7-day MAD exposure increased **less than dose-proportionally** for CG001419 and metabolites M2/M8

Completed Phase 1 studies in healthy volunteers; currently planning Phase 2 for cancer-induced bone pain to commence in U.S. or China

Source: Company data; CG001419-101 (NCT06636500).

Gyre THERAPEUTICS
13

CDK2 / Cyclin E | TYK2 / JAK1 | TRK | GSPT1 | DAC | Fibrosis

CG009301: Targeting GSPT1 for AML and Solid Tumor Cancers

- GSPT1 controls protein translation termination and plays important function for leukemia stem cells and tumor cells with MYC overproduction
- GSPT1 lacks an active site and is often considered "undruggable"
- Other programs targeting GSPT1 show insufficient therapeutic index. CG009301 demonstrate encouraging safety profile in our preclinical studies and early clinical development.


GTP
GSPT1
60S
eRF1
CAG
UAA
40S
GTP Hydrolysis
GDP
GSPT1
60S
eRF1
CAG
UAA
40S
Peptide Release
GDP
GSPT1
60S
eRF1
CAG
UAA
40S

Global Blood Cancer Treatment Market


Size, by Treatment Type, 2023-2033 (USD Bn)
16
8
0
5.9
6.5
7.2
7.9
8.7
9.6
10.6
11.7
12.9
14.3
15.7
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
Chemotherapy
Radiation Therapy
Targeted Therapy
Others

The Market will Grow At the CAGR of:	10.3%	The Forecasted Market size for 2033 in US$:	15.7Bn

market.us

U.S. Patient Population

AML [1]	MDS [1]	ALL [1]	MYC-amplified Solid Tumors [2],[3]
~20,800 new cases	~10,000 new cases	~6,500 new cases	28%
11,220 mortality	30-40% MDS progress to AML [4]	1,330 mortality	

Notes:
1. 2024 by American Cancer Society estimates
2. The Cancer Genome Atlas (TCGA) estimates
3. Schaub et al (2018) *Cell Syst* PMID: 295967830
4. Volpe et al. (2022) *Clin Lymphoa Myelom Leuk,* PMID: 34544674

Gyre THERAPEUTICS

14

CDK2 / Cyclin E | TYK2 / JAK1 | TRK | GSPT1 | DAC | Fibrosis

CG009301: Ongoing Phase 1 in China for Patients with High-risk Heme Malignancies


Dose Escalation
Dose Expansion
Dose level 10 - mg QD,n=xx
Dose level 9 - mg QD,n=xx
Dose level 8 - mg QD,n=xx
Dose level 7 - mg QD,n=6~12
Dose level 6 - mg QD,n=6~12
Dose level 5 - mg QD,n=3~6
Dose level 4 - mg QD, n=3~6
Dose level 3 - mg QD, n=3
Dose level 2 - mg QD, n=1
Dose level 1 - mg QD, n =1
BOIN Design
Rapid titration
Dose level 3a - mg QD,n=3~6
Dose level 3 - mg QD,n=3~6
Dose level 2a - mg QD, n=3~6
Dose level 2 - mg QD, n=3
BOIN Design
D1-7 each cycle
iv. administration
D1-14 each cycle
iv. administration
28 days as one cycle
Dose X : xx mg, n=9~18
Dose X : xx mg, n=9~18
RP2D
R/R-AML, HR-MDS & R/R-ALL

Recurrent or refractory haematological malignancies 50-86 subjects

Gyre THERAPEUTICS

15

Degrader-Antibody Conjugates (DACs)

Leveraging Expertise in TPDs and China ADC Platform to Develop Degrader-Antibody Conjugates (DACs) Gyre’s DAC Platform for Multiple Cancer Types 24 HIGH POTENCY IMPROVED pk Gyre’s DAC Mechanism of Action & Benefits two layers of selectivity 17 CDK2 / Cyclin E TYK2 / JAK1 TRK DAC Fibrosis GSPT1 mAbs – monoclonal antibodies TAAs – Tumor-assisted Antigens

CDK2 / Cyclin E | TYK2 / JAK1 | TRK | GSPT1 | DAC | Fibrosis

Gyre's Degrader Molecule 1-DAC Demonstrates Durable Prostate Tumor Growth Inhibition

- Prostate cancer causes 35,000 – 36,500 deaths each year and is the second-leading cause of cancer death in American men.[1]
- Degrader 1 targets epigenetic factors that are frequently mutated across human malignancies and drive oncogenic signaling, including AR-mediated transcription in prostate cancer.
- Prior developments targeting the epigenetic factors for prostate cancer has been limited by the toxicity.

[1] American Cancer Society estimates as of August 2026

A. Prostate cancer CDX model



Tumor volume (mm3)
2500
2000
1500
1000
500
0
0
10
20
30
40
Days after treatment initiation
Vehicle
mAb1-DAC, 1 mpk/iv/q3w
mAb1-DAC, 3 mpk/iv/q3w

B. Enzalutamide-resistant CRPC PDX model



Tumor volume (mm3)
1800
1500
1200
900
600
300
0
0
7
14
21
28
35
42
Days post administration
Vehicle
mAb1-degrader 1 DAC, 10mg/kg
mAb2-degrader 1 DAC, 10mg/kg

C. Non-human primate pilot toxicity



Body Weight (kg)
5
4
3
2
1
0
0
5
10
15
Days after treatment initiation
mAb1-degrader 1 DAC, 5 mpk
mAb1-degrader 1 DAC, 10 mpk
i.v., single dose

D. Degrader Molecule 1-Targeting DACs Demonstrate Demonstrates TAA-Dependent Cell Killing Activity When Conjugated to Additional Antibodies



mAb1-Degrader 1 DAC
Cell viability (%)
Compounds (M)
Degrader 1
mAb1-D1 DAC
TAA1-
Degrader 1
mAb1-D1 DAC
TAA1+
mAb3-Degrader 1 DAC
Cell viability (%)
Compounds (M)
Degrader 1
mAb3-D1 DAC
TAA3-
Degrader 1
mAb3-D1 DAC
TAA3+
mAb5-Degrader 1 DAC
Cell viability (%)
Compounds (M)
Degrader 1
mAb5-D1 DAC
TAA5-
Degrader 1
mAb5-D1 DAC
TAA5+

Gyre THERAPEUTICS

18

CDK2 / Cyclin E
TYK2 / JAK1
TRK
GSPT1
DAC
Fibrosis

Gyre's Degrader Molecule 2-DAC Demonstrate Broad Efficacy Across Diverse Tumor Types

A. AML CDX model


Tumor Volume (mm3)
1500
1000
500
0
Vehicle
mAb6-L1-degrader 2 DAC
mAb6-L2-degrader 2 DAC
10 mpk/single dose
0 10 20 30 40 50 60 70 80
Days after treatment initiation

C. Breast Cancer model


Vehicle
mAb3-degrader 2 DAC (1 mpk)
mAb3-degrader 2 DAC (3 mpk)
Tumor Volume (mm3)
2000
1500
1000
500
0
0 10 20 30 40 50 60 70 80
Days after treatment initiation

E. Gastric Cancer CDX model


Vehicle
mAb3-degrader 2 DAC, 1.5 mpk/iv
mAb3-degrader 2 DAC, 3 mpk/iv
Tumor Volume (mm3)
1500
1000
500
0
0 5 10 15 20 25 30
Days after treatment initiation

B. AML CDX model


Tumor Volume (mm3)
3000
2500
2000
1500
1000
500
0
mAb6-degrader 2 DAC (1 mpk)
mAb6-degrader 2 DAC (3 mpk)
0 4 8 12 16 20 24 28
Days after treatment initiation

D. Breast Cancer model


Tumor Volume (mm3)
2500
2000
1500
1000
500
0
Vehicle
mAb3-Dxd ADC (5 mpk)
mAb3-degrader 2 DAC (10 mpk)
single dose
0 10 20 30 40 50 60 70 80 90 100
Days after treatment initiation

F. NSCLC CDX model


Tumor volume (mm3)
1000
800
600
400
200
0
Vehicle
mAb4-degrader 2 DAC (3 mpk)
mAb7-degrader 2 (3 mpk)
0 10 20 30
Days after treatment initiation

mAb: monoclonal antibody recognizing a specific antigen; **DXd-ADC**: HER2-DXd ADC (Enhertu) Developed by Daiichi Sankyo and AstraZeneca

Gyre THERAPEUTICS

19

Commercial Foundation and Growth Opportunities with F351 (Hydronidone)

CDK2 / Cyclin E | TYK2 / JAK1 | TRK | GSPT1 | DAC | Fibrosis

ETUARY™: The Commercial Anchor of Our Fibrosis Franchise Since 2011

A Durable Revenue Base that Funds Innovation and Supports Our Next-generation Degrader / DAC Platform

Established Leadership

ETUARY™ has anchored our IPF franchise in China through consistent execution and broad physician reach, supported by 370 commercial personnel across 3,000+ hospitals and pharmacies.

Durable Market Position

ETUARY™ was approved by China's National Medical Products Administration (NMPA) in 2011 before Esbriet approval by US FDA. GYRE Pharmaceuticals has maintained market leadership positions in China since then, which demonstrated GYRE's capability to manage the drug life cycle.

Funds the Innovation Pipeline

ETUARY™'s recurring commercial revenue supports our next-generation degrader / DAC platform without dilution dependence.

1 ETUARY™ (Pirfenidone) (1) → **2 Etorel ™ – Launched in 2025** → **3 F351 (Hydronidone)**


ETUARY®
Pirfenidone Capsules
267 mg
Rx Only
270 Capsules
Gyre

China's Leading Pirfenidone Brand
For the Treatment of IPF (1)


乙磺酸尼达尼布软胶囊
Nintedanib Esilate Soft Capsules
150 mg

Complementary PF option that extends the fibrosis toolkit alongside ETUARY™.


F351
Gyre


O
N
OH

New Drug Application (NDA) accepted for priority review by NMPA in May 2026.

A One-stop Shop for Fibrosis – Building Physician Reach Ahead of F351

Notes:
1. ETUARY market position based on IQVIA CHPA data for pirfenidone in China [2014-2026]: legal review required. Financial data inclusive of pro forma data prior to GNI Group and Catalyst Biosciences business combination. 2017 sales in audited China GAAP; 2025 in audited U.S. GAAP

Gyre THERAPEUTICS
21

CDK2 / Cyclin E | TYK2 / JAK1 | TRK | GSPT1 | DAC | Fibrosis

F351 Phase 3 Results in CHB-associated Liver Fibrosis Supports Regulatory Filing

F351 poised to be the next-generation of fibrosis therapy

Breakthrough Therapy Designation
Priority Review of NDA
(China NMPA, 2021, 2026)

NDA accepted by NMPA in May 2026

Primary Endpoint Met with High Statistical Significance

≥1-stage fibrosis regression at Week 52:

- F351: 52.85% (n=123) vs.
- Placebo: 29.84% (n=124)
- **Delta: 23.01%**
- **p = 0.0002** (ITT[1] analysis with central blinded pathology review)
- Consistent with fibrosis regression rates observed in Phase 2

Key Secondary Endpoint Reduction in Liver Inflammation

≥1-grade inflammation improvement without fibrosis progression at Week 52:

- F351: 49.57% (n=123) vs.
- Placebo: 34.82% (n=124)
- **Delta: 14.75%**
- **p = 0.0246**
- Reinforces anti-inflammatory activity

Gyre THERAPEUTICS
22

Key Value Drivers Lead TPD Assets Opportunities in cancer and autoimmune diseases with dual degraders TPD portfolio highly validated for large unmet need indications TPD / DAC R&D Engine Multiple shots on goal DACs paint a promising picture as the next-gen to ADCs / TPDs alone Global Exposure Lean operations to de-risk assets U.S. headquarters and integrated U.S. and China R&D operations Revenues to Support Operations ETUARYTM and anticipated F351 sales in China expected to cover operation expenses to support early-stage R&D and proof-of-concepts studies 1 2 3 4

U.S. Management Team with Cross-Culture Operational Experience



Ying Luo, Ph.D.
Chief Executive Officer



Thomas Eastling
Chief Financial Officer



Weiguo Ye
Chief Operating Officer



Yue Xiong, Ph.D.
Chief Scientific Officer



Ruoyu Chen
Chief Information Officer



Jialiang Wang, Ph.D.
Executive Vice President, General Manager



Joshua Bergmann, J.D.
General Counsel and Corporate Secretary



Seth Goldblum, MBA
Senior Vice President – Corporate Development



Mark Marino, M.D.
Senior Vice President – Clinical Development



Michael Plewe, Ph.D.
Senior Vice President - Medicinal Chemistry



Jing Liu, Ph.D.
Senior Vice President – Platform Chemistry



Chuck Monahan
Senior Vice President – Regulatory Affairs



Leslie Robinson, Ph.D., J.D.
Vice President - Intellectual Property and Licensing



Sudan Loganathan, Ph.D.
Vice President – Investor Relations & Finance Strategy



Liang Zhao
Vice President – Corporate Controller

Gyre THERAPEUTICS

Thank You!